Exhibit 99.1

FACTUAL FINDINGS REPORT PANAMANIAN MORTGAGE TRUST 2021-1

October 6, 2021

Banco La Hipotecaria

Vía España, Plaza Regency

Ciudad de Panamá, Panamá

Attn: John Rauschkolb

Vicepresidente Ejecutivo Gerente General

In accordance with the Engagement Letter dated August 27, 2021, between Longshore Advisors LLC (“Longshore”) and Banco La Hipotecaria (the “Company” or “Client”), Longshore has completed the procedures agreed upon (“AUP” or “Procedures”) with respect to the mortgage loan portfolio (the “Portfolio”) of the Company to be transferred to establish La Hipotecaria Panamanian Mortgage Trust 2021-1 (the “Trust”). Longshore completed the Procedures for the benefit of the Client, Citi Financial Services (“Citi”) and Brean Capital, LLC (“Brean”) and together with Client, Citi and Brean, the “Parties” and each a “Party”.

SCOPE OF WORK

Longshore performed a remote credit review (“Credit Review”), on a randomly selected sample of 300 mortgage loans (all together the “Sample”, individually the “Loans” and attached hereto as Exhibit B) from the Portfolio of 3,090 loans utilizing the Client’s credit policies in place at the time for each of the origination years captured in the Sample (the “Guidelines” attached hereto as Exhibit A). The Sample size of 300 was previously agreed to between the Client and Citi using a third party sample size calculator in order to achieve a confidence level of 95%, an expected incident rate of 5% and a desired precision level of 2%.

The Credit Review was completed in three phases (together the “Phases”):

I.	Preparation
II.	File review and exception reporting
III.	Results gathering, exceptions reporting and clearing

During Phase I, Longshore worked with the Client to develop and agree on the information needed to perform the Procedures on the Sample. This included:

•	Review and assessment of the credit policies in place at the time of the origination of the Loans;
•	Review and assessment of the standard documentation used at the time of the origination of the Loans;
•	Review the data file fields (the “Date File”) received on the Portfolio;
•	Agree with the Client on the specific source documentation and the Data File fields needed to perform the Procedures; and
•	Build out a worksheet in order for Longshore to populate and report on its findings.

In Phase II, the Client uploaded the Sample electronic Loan files containing the source documents agreed to in Phase I, to its secure web-based share drive. Also, the Client provided a copy of the credit policies in place at the time for each of the origination years captured in the Sample. Longshore then performed the Credit Review on the Loans using the Guidelines as presented in Exhibit A.

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The Guidelines consist of a summary of the relevant information contained in the credit policies as they pertain to the relevant categories and vintages mentioned in Exhibit A. Although the credit policies have evolved over the years to meet specific circumstances at certain points in time, and each of these changes has been documented in the Client’s credit policies, the Guidelines presented in Exhibit A captures the “spirit” of the Client´s credit policies that were applied over the years and as they have been represented to previous investors and creditors.

Since the vast majority of loans in the Sample have been approved under these Guidelines, Longshore found it more effective to flag any exceptions to the Guidelines and subsequently, attempted to refer to the section of the credit policy in effect at the time of loan approval for additional clarification. Longshore then distributed exceptions and missing documents to the Client so appropriate explanation and remediation could be occur.

SUMMARY OF FINDINGS

At the conclusion of the Credit Review or Phase III, Longshore has prepared this final report of factual findings (the “Report”), indicating the results of the Credit Review. For purposes of reporting results, Longshore parsed the Procedures into four classes (each a “Class” and together the “Classes”) to allow for normalized responses based on the intent of the Procedure. This step was necessary, since certain Procedures were not used to test credit criteria, but instead, performed to be used as factors in calculations of other Procedures or verification that the factor was coming from an acceptable source document. Following are the Classes:

1.1 Credit Criteria;

1.2 Document Validation;

1.3 Calculation Accuracy; and

1.4 Evidence of Fraud.

Furthermore, if source documents used in performing multiple Procedures were incomplete or not present in the file, Longshore would not deem all the associated Procedures an exception. In these instances, Longshore would look to alternative source documents containing similar information and perform the Procedures. A list then would be provided to the Client and marked as trailing for later presentation. This is further detailed in the corresponding Procedure findings below.

Presented in Table 1.0 below, are Longshore’s summary of findings broken out by Procedure. Following are Tables 1.1 through 1.4 showing the same results but broken down by Class. Please note, Longshore identified Loan Id 01-P-3812 as a “C” borrower (small-business owner / independently employed) and not underwritten to the same standard as presented in Exhibit A. The Client has indicated that this particular loan was originated as part an experimental program carried out between the years of 2015 and 2016 and that there remain14 mortgages as assets on the Client´s balance sheet from this experimental program with a total balance of $308,455 as of September 30, 2021. The Client has indicated that this loan was accidently included in the Portfolio. The Client has reported that it has reviewed the entire Portfolio and has identified one other Loan with as a “C” borrower (Loan Id 02-P-15409) and that both of these loans have been removed from the Portfolio. For purposes of reporting results, Longshore has separately shown it in each Procedure.

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Table 1.0: Summary of Findings

REVIEW PROGRESS TABLE:

Procedure #	Procedure Description	Class	Pass	Exception	Sufficient	Deficient	Present	Incomplete	Missing Docs	C Borrower	Total
1	Citizenship Verification	Credit	300	0	-	-	-	-	0	-	300
2	Age Verification	Credit	300	0	-	-	-	-	0	-	300
3	Income Documentation in File	Validate	-	-	-	-	298	0	1	1	300
4	Employment History Requirements	Credit	298	1	-	-	-	-	0	1	300
5	Recalculate Borrower Income (Gross)	Calc	-	-	299	0	-	-	0	1	300
6	Monthly Loan Payment	Validate	-	-	-	-	298	2	0	-	300
7	DTI Calc - Front End	Credit	299	0	-	-	-	-	0	1	300
8	Consumer Debt	Calc	-	-	299	0	-	-	0	1	300
9	DTI Calc - Back End	Credit	299	0	-	-	-	-	0	1	300
10	Evidence of Fraud	Examination	292	0	-	-	-	8	-	-	300
11	Payroll Deduction Forms	Validate	-	-	-	-	292	0	7	1	300
12	Credit Application Complete	Validate	-	-	-	-	300	0	0	-	300
13	Credit Application Signed	Validate	-	-	-	-	300	0	0	-	300
14	Borrower Employed by Approved Employer	Credit	299	0	-	-	-	-	0	1	300
15	Credit Report Validity Date	Credit	298	2	-	-	-	-	0	0	300
16	Credit Repayment History Complies with Credit Policy	Credit	298	1	-	-	-	-	0	1	300
17	No Adverse Credit Comments Disclosed on Credit Approval	Validate	-	-	-	-	300	0	0	-	300

For the eight Procedures deemed Credit, Longshore observed four exceptions and a pass rate of 99.6% as provided for in Table 1.1 below.

Table 1.1: Credit Criteria

Class	Credit: (Pass/Fail/Missing Docs)
Procedure #	Procedure Description	Class	Pass	Exception	Missing Docs	C Borrower	Total
1	Citizenship Verification	Credit	300	0	0	0	300
2	Age Verification	Credit	300	0	0	0	300
4	Employment History Requirements	Credit	298	1	0	1	300
7	DTI Calc - Front End	Credit	299	0	0	1	300
9	DTI Calc - Back End	Credit	299	0	0	1	300
14	Borrower Employed by Approved Employer	Credit	299	0	0	1	300
15	Credit Report Validity Date	Credit	298	2	0	0	300
16	Credit Repayment History Complies with Credit Policy	Credit	298	1	0	1	300
		Total:	2,391	4	0	5	2,400
		Percent:	99.6%	0.2%	0.0%	0.2%

For the six Procedures deemed Document Validation, Longshore observed two incompletes and a pass rate of 99.3% as provided for in Table 1.2.

Table 1.2: Document Validation

Class	Validate: (Present/Missing/Incomplete)
Procedure #	Procedure Description	Class	Present	Incomplete	Missing Docs	C Borrower	Total
3	Income Documentation in File	Validate	298	0	1	1	300
6	Monthly Loan Payment	Validate	298	2	0	0	300
11	Payroll Deduction Forms	Validate	292	0	7	1	300
12	Credit Application Complete	Validate	300	0	0	0	300
13	Credit Application Signed	Validate	300	0	0	0	300
17	No Adverse Credit Comments Disclosed on Credit Approval	Validate	300	0	0	0	300
		Total:	1,788	2	8	2	1,800
		Percent:	99.3%	0.1%	0.4%	0.1%

For the two Procedures deemed Calculation Accuracy, Longshore observed no deficiencies as provided for in Table 1.3.

Table 1.3: Calculation Accuracy

Class	Calc: (Sufficient/Deficient)
Procedure #	Procedure Description	Class	Sufficient	Deficient	Missing Docs	C Borrower	Total
5	Recalculate Borrower Income (Gross)	Calc	299	0	0	1	300
8	Consumer Debt	Calc	299	0	0	1	300
		Total:	598	0	0	2	600
		Percent:	99.7%	0.0%	0.0%	0.3%

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For the Procedures deemed Evidence of Fraud, Longshore observed eight incomplete (product of the 8 missing documents in the Document Valdation Procedure) with a pass rate of 97.3% as provided for in Table 1.4.

Table 1.4: Evidence of Fraud

Class	Evidence of Fraud: (Y/N/Missing Docs)
Procedure #	Procedure Description	Class	Yes	No	Incomplete	C Borrower	Total
10	Evidence of Fraud	Examination	0	292	8	0	300
		Percent:	0.0%	97.3%	3.0%	0.0%

Following are the Procedures performed and our detailed findings.

1.	Verify that each borrower is a Panamanian citizen, or a legal resident as confirmed by the presence of a legible copy of his or her national identification card in the electronic loan file.

Finding: Longshore observed no exceptions including the C borrower.

2.	Verify that at the time of credit approval, each borrower is of the age to receive a mortgage as provided for in the Client’s credit policy. Longshore will calculate the time between the birthdate shown on the national identification card and the Client’s credit committee Approval report.

Finding: Longshore observed no exceptions including the C borrower.

3.	Confirm that the electronic loan file contains documentation indicating that the income source of each borrower that comprises the income calculation is derived from formal and salaried employment permitted under the Client´s credit policy. Source documents for such verification may include one or more of the following: 1) A letter from the employer, 2) A pay stub from the employer, 3) An official paystub from the Panamanian Social Security.

Finding: Longshore observed two loan ids that did not meet the Procedure criteria. Loan id 02-P-1783 was missing the required income documentation and the C borrower income documentation fell outside the required Guideline.

4.	Confirm that the source documents described in number 3 indicate that each borrower that comprises the income calculation meets the employment history requirements as stated in the Client’s credit policy at the time of credit approval (employment history criteria is based on borrower category (A or B) and employer (public or private) at the time of the credit analysis).

Finding: Longshore observed two loan ids that were exceptions to the Procedure criteria. Loan ID 02-P-17383 was missing an employer letter containing the specified date and the C borrower documentation fell outside the required Guideline.

5.	Recalculate total borrower income using the source documents described in number 3 above and verify that the income used to qualify the loan is permitted, as defined in the Client’s credit policy.

Finding: Longshore observed only the C borrower to be the only exception due to the income source fell outside the required Guidelines.

6.	Verify that the total monthly mortgage loan payment as shown on the promissory note as inscribed in the public deed (escritura pública) matches the total monthly loan payment shown on the Client’s credit committee approval report.

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Finding: Longshore observed two loans did not meet the Procedure criteria. Loan id’s 02-P-18506 and 02-P-24550 payment amounts on the notes did not match that provided on the Credit Committee report. (The payment on the note on loan 02-P-18506 was $3.46 less than the payment on the Credit Committee Report and the payment on the loan 02-P-24550 was $1.02 greater than the payment on the Credit Committee Report.)

7.	Recalculate that the total borrower mortgage debt to income (“Front-end DTI”) is less than or equal to 35% or at the stated percentage in the Client’s credit policy (no more than 35%) at the time of credit approval by dividing the total mortgage debt monthly payment provided on the credit committee approval report (as verified in number 6), by the total family monthly income amount (as verified in number 5).

Finding: Longshore observed only the C borrower to fall outside the required Guideline.

8.	Recalculate the total monthly consumer installment debt payments as reported in the credit report (or pay stub if not included in the credit report) used at the time of credit approval for each borrower.

Finding: Longshore observed only the C borrower to fall outside the required Guideline.

9.	Recalculate that the total borrower debt to income (“Back-end DTI”) is less than or equal to 55% or at the stated percentage in the Client’s credit policy at the time the loan was approved by adding the monthly mortgage debt payments (as verified in number 6) and total consumer installment debt payments (as verified in number 8) and then dividing this sum by the total borrower monthly income amount (as verified in number 5).

Finding: Longshore observed only the C borrower to fall outside the required Guideline.

10.	Review for the absence of fraud by: 1) observing whether the loan file contains any source documents that could be considered unauthorized or unconventional; 2) verifying the consistency of the signatures on the credit application and national identification card; and 3) observing any inconsistencies between information reported in the credit application and source documents reviewed on the borrower(s).

Finding: Longshore observed all loans in the Sample met the three criteria provided for in the Procedure. Longshore did deem eight loans to be incomplete due to the lack of documentation. These loan ids are listed in Procedure 3 above and Procedure 11 below.

11.	The existence of an executed authorized payroll deduction form for each borrower´s employer (as verified number #14 below) and that each has been approved and processed by the Panamanian Ministry of Housing.

Finding: Longshore observed seven loans where the files did not contain an approved and processed form by the Panamanian Ministry of Housing. In this instance, Longshore was able to observe an executed authorized payroll deduction form by the borrower eliminating any potential for fraud. The following seven loan id’s were deemed by Longshore as incomplete:

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Loan id	Ministry Housing Form
02-P-20268	Missing
02-P-20357	Missing
02-P-20519	Missing
02-P-21040	Missing
02-P-21598	Missing
02-P-25896	Missing
02-P-25946	Missing

12.	Verify that all required sections of the credit application are complete for each borrower.

Finding: Longshore observed a completed application for all borrowers in the Sample.

13.	Verify that the credit application has been signed by each borrower.

Finding: Longshore observed an executed application for all borrowers in the Sample.

14.	Confirm that each borrower was employed by an approved employer at the time the Loan was approved as per a list of approved employers provided by the Client that corresponds to the credit approval date on the credit committee approval report.

Finding: Longshore observed only the C borrower to fall outside the required Guideline.

15.	Confirm that the borrower(s) Credit Report is dated within the validity timeframe as set forth in the Client’s credit policy as of the date of the credit committee approval report.

Finding: Longshore observed loan ids 02-P-15412 and 02-P-23984 fell outside the required Guideline.

16.	Verify that the credit report (as confirmed in number 15 above) shows that each borrower´s debt repayment history does not exceed the allowed late period as defined in the Client’s credit policy.

Finding: Longshore observed loan id 02-P-17317 and the C borrower fell outside the required Guideline.

17.	Review that any adverse comments on the Credit Report are disclosed and/or explained in the comments of the Credit Committee Approval report.

Finding: Longshore observed no exceptions including the C borrower.

Longshore Advisors LLC

By:

Name: Walter Marotta

Title: President

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EXHIBIT A – BANCO LA HIPOTECARIA CREDIT GUIDELINES

Category A: Clients employed by the central government of Panama in permanent non-political positions where a direct payroll deduction has been processed directly from the Comptroller of the Nation (Contraloría de la República) and generally fall into the following categories: Public school teachers, public health workers, professional non-political positions in central-governmental agencies, persons employed in technical positions in civil protection such as policemen, firemen, air-traffic controllers, coast guard, presidential guards, and finally persons receiving government and social-security pensions.

Category B: Clients that are employed by private employers previously approved by Banco La Hipotecaria (“BLH”). The approval for these depends on various factors, but generally their employer must have existed for at least 3 years and employ more than 10 employees. However, there are numerous exceptions outlined in our credit policies that have varied over the years that include exemptions for large multinational corporations that have made substantial investments in Panama. In all cases, approved employers of Category B clients must maintain a clean history of prudently managing the direct payroll deductions of BLH clients.

First-Mortgage Loans on Primary Residences Only

BLH only grants mortgage loans when a first-mortgage lien has been duly inscribed in the Public Registry of Panama in favor of BLH. Loans are only granted on owner-occupied primary residences.

Citizenship

BLH only lends to Panamanian citizens or legal residents as confirmed by the borrower´s national identification card (cédula panameña).

Minimum Age Requirements:

The minimum age requirement at the time of loan approval is 21 years. Age is verified by the birth date on the borrower´s national identification card.

Income Source:

In order to be used for underwriting purposes, Income must be derived from formal, salaried employment derived from employers that have been previously approved by BLH.

As a general rule with limited exceptions, a borrower's employer must have been in operation for at least three years, employ at least ten persons, maintain its obligations to the Panamanian Social Security up to date and has never demonstrated mismanagement of the direct payroll deduction as reported by the Collections Department of BLH.

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Direct Payroll Deduction

All mortgage loans at the time of disbursement must have been processed under a the direct-payroll deduction collection method as approved by the Housing Ministry of the government of Panama.

Front-End DTI

The maximum front-end DTI permitted by BLH is 35% of gross family income. However, this amount becomes reduced for each percentage that non-mortgage debt exceeds 20%. For example, if total non-mortgage debt were 27% of the gross family income, the maximum front-end DTI would be 28% (27% - 20% = 7%; 35% - 7% = 28%).

Back-end DTI.

The maximum back-end DTI permitted by BLH is 55% of gross family income. This could be any combination of mortgage and non-mortgage debt, so long as the total does not exceed 55%. Nevertheless, for Category “B” borrowers applying alone, and whose income is less than $500, during most of our history the maximum back-end DTI permitted by BLH is 50% of that borrower´s gross individual income.

BLH does not include non-mortgage debt payments of borrowers whose income was not used in the underwriting of the loan. For example, if a husband and a wife are both debtors on the mortgage loan, but only the wife´s income was utilized in the mortgage underwriting process (because her income is derived from formal salaried employment and her husband´s income is derived from non-salaried activities), then any debts in the name of the husband are not included in the calculations of Back-end DTI.

In the case where a borrower has revolving credit card debt where payment obligations may vary from month to month depending on usage, we assume a debt service equivalent to 3% of the client's credit card limit regardless of the actual credit-card debt or debt service at the time of loan approval.

Provided that the client qualifies under BLH´s underwriting policies for personal loans, occasionally BLH will provide personal loans to mortgage clients as a way to consolidate personal debt and lower the borrower´s non-mortgage debt burden.  In such cases when: 1) a new personal loan has been approved and is to be disbursed simultaneously with the mortgage, and; 2) the proceeds of this personal are used to directly to retire the borrower´s existing debts, then it is BLH´s policy to not consider the debt service of debts to be retired  but to consider the debt service of the new personal loan for the calculation of Back-end DTI.

Job Continuity

In determining job continuity, the first rule BLH applies is to distinguish between Category A and Category B clients.

For Category A clients, job continuity is not required. (This is because once named in one of these types of government positions and once a direct-payroll deduction has been processed by the

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central government of Panama, it has been BLH´s experience that only under extremely rare circumstances do Category A borrowers lose their employment.)

For Category B clients, job continuity of two years is required at the time of loan disbursement (not loan approval). Job continuity does not mean employment with the same employer for two years, but rather, having maintained continuous employment for a minimum of two years. As a general rule, credit policies require having had no more than two jobs during the past two-year period as measured at the time of loan disbursement, with at least six months in the current employment at the time of loan disbursement.

Only under select circumstances are exceptions permitted to the second part of this rule (6 months at the time of loan disbursement), however at different times BLH´s credit policies have permitted up to three jobs during the past two years when such changes were warranted under specific circumstances.

When borrowers change jobs, credit policies permit a maximum of one month between employment, subject to some limited exceptions.

Credit References

Due to the lack of a FICO score or something similar, BLH´s credit policies contain a high level of subjectivity on the part of credit analysts and managers in making the decisions regarding credit references. The following paragraphs will describe the rules applied by BLH over the years.

The first step is to distinguish between formal regulated institutional creditors such as banks and reputable finance companies and other non-institutional companies that grant credit. These usually involved smaller credit balances of less than $500.

BLH generally excludes any negative reporting from non-institutional companies as these types of creditors as they have proven to be unreliable sources of accurate credit information. With limited exceptions, BLH only evaluates the credit references reported by banks and other regulated financial institutions.

In regard to credit references reported by banks and other regulated financial institutions, BLH not accept clients with the following types of comments on their credit reports: “Judicial Foreclosure” (Remate Judicial), “Legal Process Initiated” (Vía Judicial) or in the case of a mortgage loan “Deed in Lieu” (Dación en Pago).

BLH does not accept any borrower that has shown a credit reference of more than 150 days delinquent (usually marking a “7” or more on any one of the first three of the 24-month numerical sequences reported). Any exception needs to be explained by the borrower and documented and accepted by the Credit Department. Depending on the circumstances, in some cases when a client has been more than 150 days delinquent on a specific credit reference, he may be permitted to show his repayment ability by canceling late payments and outstanding indebtedness as a condition for loan approval.

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If subsequent to initial approval, a loan must be reapproved because of changes to monthly payments as a result of interest rate changes, changes in the reference rate, or changes in life or casualty insurance premiums, BLH not process a new credit report as a condition for processing such reapprovals. (Nevertheless, in these cases all DTI ratios must remain in compliance as a condition for loan approval utilizing the original non-mortgage debts of that client.)

Consistent with the final paragraph of the section “Back-end DTI”, it has always been BLH´s policy to not include non-mortgage debt payments of borrowers whose income was not used in the underwriting of the loan. Although BLH does frequently run a credit report on these borrowers for general information purposes, as a general rule, credit references from these borrowers whose income was not used in the underwriting of the loan are not considered when underwriting the loan.

Credit reports must have been consulted no more than 30 days prior to loan approval.

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EXHIBIT B – SAMPLE LOANS

Sample #	La Hipotecaria Loan Number	Sample #	La Hipotecaria Loan Number	Sample #	La Hipotecaria Loan Number	Sample #	La Hipotecaria Loan Number
1	01-P-3794	41	02-P-13857	81	02-P-15800	121	02-P-17516
2	01-P-3812	42	02-P-13888	82	02-P-15843	122	02-P-17576
3	01-P-3826	43	02-P-13912	83	02-P-15858	123	02-P-17614
4	01-P-3843	44	02-P-13944	84	02-P-15874	124	02-P-17787
5	02-P-09443	45	02-P-14088	85	02-P-15896	125	02-P-17799
6	02-P-09689	46	02-P-14111	86	02-P-15900	126	02-P-18017
7	02-P-09772	47	02-P-14149	87	02-P-15919	127	02-P-18060
8	02-P-10109	48	02-P-14165	88	02-P-15951	128	02-P-18079
9	02-P-10140	49	02-P-14175	89	02-P-15982	129	02-P-18094
10	02-P-10269	50	02-P-14303	90	02-P-16039	130	02-P-18137
11	02-P-10617	51	02-P-14365	91	02-P-16065	131	02-P-18193
12	02-P-10682	52	02-P-14443	92	02-P-16079	132	02-P-18207
13	02-P-10886	53	02-P-14540	93	02-P-16114	133	02-P-18209
14	02-P-10903	54	02-P-14542	94	02-P-16161	134	02-P-18225
15	02-P-11486	55	02-P-14610	95	02-P-16209	135	02-P-18246
16	02-P-11744	56	02-P-14681	96	02-P-16249	136	02-P-18355
17	02-P-11833	57	02-P-14692	97	02-P-16349	137	02-P-18388
18	02-P-11889	58	02-P-14696	98	02-P-16367	138	02-P-18468
19	02-P-12088	59	02-P-14736	99	02-P-16405	139	02-P-18486
20	02-P-12165	60	02-P-14800	100	02-P-16409	140	02-P-18500
21	02-P-12241	61	02-P-14917	101	02-P-16672	141	02-P-18506
22	02-P-12439	62	02-P-14948	102	02-P-16715	142	02-P-18552
23	02-P-12472	63	02-P-14951	103	02-P-16775	143	02-P-18633
24	02-P-12503	64	02-P-14984	104	02-P-16828	144	02-P-18671
25	02-P-12637	65	02-P-15051	105	02-P-16903	145	02-P-18715
26	02-P-12677	66	02-P-15093	106	02-P-17009	146	02-P-18764
27	02-P-12728	67	02-P-15101	107	02-P-17057	147	02-P-18794
28	02-P-12752	68	02-P-15112	108	02-P-17064	148	02-P-18887
29	02-P-12760	69	02-P-15143	109	02-P-17105	149	02-P-18946
30	02-P-12811	70	02-P-15144	110	02-P-17107	150	02-P-18947
31	02-P-12883	71	02-P-15361	111	02-P-17111	151	02-P-18970
32	02-P-12976	72	02-P-15378	112	02-P-17119	152	02-P-19032
33	02-P-13446	73	02-P-15412	113	02-P-17128	153	02-P-19047
34	02-P-13447	74	02-P-15449	114	02-P-17191	154	02-P-19120
35	02-P-13514	75	02-P-15477	115	02-P-17294	155	02-P-19174
36	02-P-13554	76	02-P-15484	116	02-P-17317	156	02-P-19260
37	02-P-13582	77	02-P-15525	117	02-P-17344	157	02-P-19290
38	02-P-13590	78	02-P-15566	118	02-P-17383	158	02-P-19329
39	02-P-13636	79	02-P-15610	119	02-P-17416	159	02-P-19366
40	02-P-13743	80	02-P-15630	120	02-P-17451	160	02-P-19378

La Hipotecaria Panamanian Mortgage Trust 2021-1

Longshore Advisor LLC Agreed Upon Procedures Factual Findings Report	12

Sample #	La Hipotecaria Loan Number	Sample #	La Hipotecaria Loan Number	Sample #	La Hipotecaria Loan Number	Sample #	La Hipotecaria Loan Number
161	02-P-19422	201	02-P-21598	241	02-P-23489	281	02-P-25082
162	02-P-19473	202	02-P-21611	242	02-P-23497	282	02-P-25167
163	02-P-19550	203	02-P-21663	243	02-P-23551	283	02-P-25247
164	02-P-19607	204	02-P-21681	244	02-P-23553	284	02-P-25278
165	02-P-19666	205	02-P-21704	245	02-P-23566	285	02-P-25297
166	02-P-19701	206	02-P-21755	246	02-P-23593	286	02-P-25315
167	02-P-19729	207	02-P-21789	247	02-P-23620	287	02-P-25329
168	02-P-19751	208	02-P-21819	248	02-P-23690	288	02-P-25330
169	02-P-19760	209	02-P-22001	249	02-P-23758	289	02-P-25380
170	02-P-19761	210	02-P-22045	250	02-P-23872	290	02-P-25402
171	02-P-19786	211	02-P-22056	251	02-P-23918	291	02-P-25416
172	02-P-19800	212	02-P-22072	252	02-P-23984	292	02-P-25437
173	02-P-19818	213	02-P-22096	253	02-P-24085	293	02-P-25722
174	02-P-19840	214	02-P-22119	254	02-P-24106	294	02-P-25778
175	02-P-19943	215	02-P-22177	255	02-P-24157	295	02-P-25801
176	02-P-20189	216	02-P-22329	256	02-P-24166	296	02-P-25896
177	02-P-20250	217	02-P-22341	257	02-P-24168	297	02-P-25927
178	02-P-20268	218	02-P-22351	258	02-P-24232	298	02-P-25943
179	02-P-20329	219	02-P-22454	259	02-P-24234	299	02-P-25946
180	02-P-20347	220	02-P-22498	260	02-P-24276	300	02-P-25980
181	02-P-20357	221	02-P-22510	261	02-P-24395
182	02-P-20373	222	02-P-22540	262	02-P-24442
183	02-P-20387	223	02-P-22603	263	02-P-24487
184	02-P-20448	224	02-P-22636	264	02-P-24498
185	02-P-20519	225	02-P-22760	265	02-P-24523
186	02-P-20535	226	02-P-22773	266	02-P-24550
187	02-P-20581	227	02-P-22792	267	02-P-24565
188	02-P-20614	228	02-P-22841	268	02-P-24599
189	02-P-20625	229	02-P-22856	269	02-P-24628
190	02-P-20715	230	02-P-22860	270	02-P-24716
191	02-P-20776	231	02-P-22884	271	02-P-24756
192	02-P-20825	232	02-P-22890	272	02-P-24785
193	02-P-20866	233	02-P-22903	273	02-P-24794
194	02-P-20992	234	02-P-23299	274	02-P-24806
195	02-P-21040	235	02-P-23339	275	02-P-24810
196	02-P-21340	236	02-P-23394	276	02-P-24839
197	02-P-21357	237	02-P-23406	277	02-P-24844
198	02-P-21415	238	02-P-23407	278	02-P-24985
199	02-P-21451	239	02-P-23454	279	02-P-25013
200	02-P-21532	240	02-P-23469	280	02-P-25054

La Hipotecaria Panamanian Mortgage Trust 2021-1